UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-06113
The Caldwell & Orkin Funds, Inc.
(Exact name of registrant as specified in charter)
6200 The Corners Parkway, Suite 150, Norcross, GA 30092
(Address of principal executive offices) (Zip code)
Michael B. Orkin, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092
(Name and address of agent for service)
Registrant’s telephone number, including area code: 678-533-7850
Date of fiscal year end: 4/30
Date of reporting period: 4/30/2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Investment Adviser		Shareholder Accounts
C&O Funds Advisor, Inc.	Market Opportunity Fund	c/o Integrated Fund Services, Inc.
6200 The Corners Parkway		P.O. Box 5354
Suite 150		Cincinnati, Ohio 45201-5354
Norcross, Georgia 30092		(800) 467-7903
(800) 237-7073
Annual Report to Shareholders

Dear Fellow Shareholder:	June 23, 2006
The Board of Directors serves as your eyes and ears, keeping watch over the Caldwell & Orkin Market Opportunity Fund (the “Fund”). We are keenly aware that the Fund has experienced a challenging period for performance, and we openly discuss those issues and others with Fund management at our quarterly Board meetings and throughout the year. The Board continues to believe firmly that the Fund provides a strong core holding for a broad range of investors. With its ability to sell stocks short, the Fund has consistently out-performed the markets in down cycles, and has had positive performance in most periods when the market has been weak. Fund management strives to manage the Fund for risk as well as return, and remains dedicated to their investment strategies. This does not imply that management is complacent. They too are dissatisfied with lagging returns, and are constantly testing, evaluating and refining their approach in an attempt to provide strong performance while carefully controlling exposure to market risk.
While the Fund’s investment restrictions (rules that govern what and how much Fund management can invest) are generally broad, they are also somewhat dated. There are several investment strategies that Fund management could use to manage exposure to risk and potentially enhance returns, but is unable to due to those restrictions. Your Board believes additional investment latitude would be beneficial to the Fund and its Shareholders, and we have thus directed Fund management to prepare a Proxy Statement for Shareholder vote which details proposed changes to the investment restrictions included in the Prospectus and Statement of Additional Information.
At the beginning of 2006, we added two new Independent Directors to the Fund’s Board, Mr. Harry P. Taylor and Mr. James L. Underwood. Mr. Taylor is a Senior Vice President – Finance, for The Home Depot, and Mr. Underwood is the President of Tarpley & Underwood, P.C., a CPA firm. It is heartening to work with a management team and a Board who have strived always to operate the Fund with the highest standards of integrity and a commitment to the best interests of fellow Shareholders.
As always, in the event you desire to contact me personally, you may leave a message for me at the offices of Caldwell & Orkin, or e-mail me directly at COAGXdirectors@earthlink.net.
Finally, I direct your attention to Michael Orkin’s letter to Shareholders, which follows on page 2.
With appreciation for your continued trust, I remain,
Very truly yours,
Frederick T. Blumer, Chairman

Dear Fellow Shareholder:
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) declined –3.02% in the 6-month period ended April 30, 2006. For the 12-month period ended April 30, 2006, the Fund fell -2.74%. And, since commencement of active management on August 24, 1992 through April 30, 2006, the Fund generated a 9.84% average annual return while maintaining a low market risk profile and with little reliance upon the movement of the stock market (see pages 5, 6 and 7). Of course, past performance is no guarantee of future results.
Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements correlated very little (2.71%) with the price movements of the S&P 500 with Income index (S&P 500). The Fund’s beta (a measure of volatility) is -0.08. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.00. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. (Statistical computations by Ned Davis Research, Inc.)
The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to replace the borrowed securities in the future at a lower price), bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions are taken with the intent of making money when those stocks we judge to be overvalued fall.
Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions generally decline in value as the market rises. A disciplined investment process, which emphasizes both fundamental research and technical analysis, permits us to manage stock risk (the risk that a stock underperforms due to company-specific reasons).
An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.
Management Discussion and Analysis
The Market Opportunity Fund opened this annual review period on May 1, 2005 positioned 42.88% long, -53.11% short and 4.01% in cash and cash equivalents (-10.23% net short exposure). Our largest long sector exposure was to electric utilities. This group, a defensive play, is in the early stages of a likely industry consolidation catalyzed by deregulation, and includes many utilities that are experiencing faster and less cyclical earnings growth than in past decades. This in concert with generally healthy dividend payout makes this group of long-term interest to us. Our largest short exposure was collectively to mortgage-related finance companies – a mixed bag of sub-prime mortgage lenders, specialty mortgage originators, large banks and regional consumer-oriented banks and thrifts. We believed the mortgage related financials were vulnerable to the slowing home mortgage business, to a flattening yield curve (a period when the difference between long-term and short-term interest rates narrows), and to credit risks.
Despite increasing Federal Funds rates, decreasing fiscal stimulus, soaring energy prices and the associated concerns over rising inflation, the S&P 500 with Income rose 5.28% and the NASDAQ Composite advanced 10.34% during the six months ended October 31, 2005 – the first half of the Fund’s fiscal year. The Fund rose 0.29%. We entered this period positioned slightly net short, moved to a modest net long position in May and became increasingly net long through early August (see the Equity Investment Position chart on page 7). This more positive portfolio positioning reflected opportunities we identified in select product-driven technology stocks.

In September and October, rising interest rates and energy market volatility in the aftermath of Hurricanes Katrina and Rita led us to reduce our interest rate sensitivity in our long portfolio. Electric utilities fall squarely into this category, so in spite of our favorable longer-term outlook for the industry, we sold much of our utility holdings for now. Additionally, Fed tightening and heightened buzz by governmental regulatory agencies over credit issues surrounding more-aggressive mortgage lending prompted us to increase our short positions in several mortgage originators.
The long portfolio rose 1.84% during the Fund’s first fiscal half year, while the short portfolio declined -3.81%. We closed October 31, 2005 positioned 44.30% long, -53.95% short (-9.65% net short) and 1.75% in cash and cash equivalents.
The second half of the Fund’s fiscal year began with a rising market. We immediately transitioned to a net long posture, and by month-end November 2005 the Fund was 22.45% net long. While the longs performed well that month (rising 4.48%), the shorts (particularly financial stocks) took a beating, losing -8.95%, and the Fund fell -1.90%. December witnessed a lackluster market. During the month we pulled in the longs and moved to a market neutral exposure. The S&P inched up 0.05%, and the Fund gained 0.28%.
The Market Opportunity Fund rang in the New Year 90.07% invested and 3.46% net long. Wireless telecommunications equipment manufacturers and nursing home operators topped the sector exposure on the long side of the portfolio, while mortgage & related financial services companies were the largest short sector exposure. We maintained a market neutral to slightly net long positioning throughout the first two months of the year, went net short early in March coming off of February’s relative market weakness, and then reversed to a net long exposure through early April. March was a strong month for the markets, and our short exposure to sub-prime mortgage companies hurt performance. Fueled by dividend announcements, these stocks posted large gains at the close of the quarter. Under the surface, however, many of these companies are not earning the dividends they pay. Rather, they are making payments to their shareholders through gain-on-sale transactions – a strategy we view as unsustainable.
We closed the April 30, 2006 fiscal year positioned 53.26% long, -40.31% short (12.95% net long), and 6.43% in cash and cash equivalents. Our largest long sector exposure was to biomedical and biotechnology companies. These investments represent unique opportunities tied to the fortunes of the compounds or technologies that individual companies within these sectors are developing. With biotechnology being out of favor in the marketplace at present, we are finding fine companies with exciting commercial opportunities.
Our largest short exposure was to the market itself through exchange-traded funds (ETFs), followed by mortgage related finance companies and residential and commercial builders. We continue to believe that the housing bubble is deflating, exacerbated by now falling home prices in many previously hot markets. This phenomenon renders the financing sector vulnerable to rising credit losses looking forward.
Outlook
Of even greater importance to the market, the global liquidity bubble prompted by years of massive central bank accommodation from Japan, the U.S. and the European Central Bank appears to be coming to an abrupt end. U.S. rates have been raised 16 times during the past two years, and now Japan has begun aggressively draining liquidity from the system. Even China got into the act when its central bank raised its one-year benchmark lending rate from 5.58% to 5.85% in late April. Historically, a synchronized tightening of the global money supply is a significant stress on equity markets. Given relatively high valuation levels now combined with scarcer and more expensive money globally, the risks in the market are elevated.

Market Update
Shortly after the close of the Fund’s fiscal year (April 30, 2006), the markets registered a broad-based retreat. Inflation fears ignited by continued high energy and commodity costs, and evidence that those higher costs are permeating through the economy, sent the markets reeling as investors feared the Fed would continue its campaign of raising interest rates in an attempt to slay the inflation dragon. In addition, as noted above, central banks around the world have shifted into a hawkish mode. The global tightening has drained liquidity from the financial markets, resulting in falling stock prices.
Our April 30, 2006 portfolio (presented in this report starting on page 10) had some higher beta (more sensitive to market volatility) names on the long side. Typically, these stocks may outperform in a rising market, but they also may perform worse than the market in a declining market. When the market began its fall in early May, we swung from a net long to a net short invested position (see the Equity Investment Position chart on page 7). The shorts did well in May. From the S&P 500 with Income index’s high on May 5, 2006 through month-end, the short portfolio returned 6.05%, versus a -4.42% loss for the S&P 500. But our higher beta longs got hit harder than the general market, especially during the earliest days of the market’s decline. The long portfolio fell -9.90% during that same time period. For the month of May, the Fund dipped -1.02%, comparing favorably to the -2.93% loss for the S&P 500 and the -6.19% drop in the NASDAQ Composite index.
In addition to changing the long/short allocation, we have also been changing the risk profile of the longs, selling the higher beta names to manage downside volatility. The results of these actions have been beneficial to the Fund’s shareholders. Month-to-date through June 22, 2006, the Fund is up 2.54%, while the S&P 500 is off -1.83% and the NASDAQ is down -2.57%.
In general, the Fund has performed well relative to the market during this downturn. Between May 5, 2006 and June 22, 2006, the Fund’s net asset value (NAV) is unchanged at $16.94. Meanwhile, the S&P 500 has declined -5.83%, and the NASDAQ Composite is down -9.37%.
Final Note
I’d like to take this opportunity to thank Robert H. Greenblatt for his many years of service to Caldwell & Orkin, Inc. (Caldwell & Orkin, Inc. is the parent company of C&O Funds Advisor, Inc., investment adviser to the Fund). Rob joined our firm in January, 2001 as a portfolio manager after serving on the Fund’s Board of Directors since 1996. The Board, at its June 21, 2006 meeting, appointed David R. Bockel and William C. Horne to assume Rob’s roles as Secretary and Treasurer of the Fund, respectively. We wish him well in his future endeavors.
On behalf of all of us at Caldwell & Orkin, I thank you for your continued support.
Sincerely,
Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer
The performance data quoted represents past performance. Past performance does not predict future performance, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance information current to the most recent month-end, please call (800) 237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes the reinvestment of income, dividend and capital gain distributions, if any.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 – 4/30/2006
Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance
10/27/97	-1.60%	-6.89%	5.29%
08/31/98	0.42	-6.79	7.21
04/14/00	1.81	-5.82	7.63
09/17/01	1.16	-4.92	6.08
03/12/01	0.05	-4.31	4.36
09/03/02	0.79	-4.15	4.94
08/27/98	-0.19	-3.83	3.64
01/04/00	0.27	-3.83	4.10
07/19/02	-0.05	-3.83	3.78
08/04/98	0.10	-3.62	3.72

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.
Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance
09/21/01	1.63%	-11.57%	13.20%
04/14/00	4.51	-10.52	15.03
07/19/02	0.65	-7.96	8.61
07/12/02	1.01	-6.81	7.82
03/16/01	0.05	-6.69	6.74
10/15/99	2.86	-6.61	9.47
01/28/00	0.27	-5.61	5.88
09/04/98	0.33	-5.15	5.48
08/28/98	0.65	-4.98	5.63
09/20/02	1.89	-4.96	6.85

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive all ten of those weeks.
Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance
August 1998	3.12%	-14.46%	17.58%
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91
September 2001	3.29	-8.06	11.35
November 2000	6.92	-7.91	14.83
July 2002	1.23	-7.76	8.99
June 2002	0.53	-7.12	7.65
March 2001	0.40	-6.31	6.71
August 2001	0.86	-6.30	7.16
April 2002	2.21	-6.03	8.24

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive all ten of those months.
Statistical Risk Measurements

	C&O MOF	S&P 500
Correlation Coefficient (R-Squared)	2.71%	100.0%
Beta	-0.08	1.00
Standard Deviation	0.50	1.03
Sharpe Ratio	0.75	0.48
Semi-Variance (downside volatility)	0.12	0.50
Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500
November 27, 2002 through March 11, 2003	2.19%	-14.28%
August 22, 2002 through October 9, 2002	3.94%	-19.12%
January 4, 2002 through July 23, 2002	2.93%	-31.42%
Short selling began May 2, 1994. Past performance is no guarantee of future results.
Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through April 30, 2006 1

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund	Index[2]
1991		1.25%	0.57%
1992		11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		-2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		-0.02%	10.09%
2001		11.43%	-12.97%
2002		1.88%	-12.65%
2003		1.12%	-13.35%
2004		-3.55%	22.87%
2005		-0.17%	6.34%
2006		-2.74%	15.42%
Six months ended 4/30/2006		-3.02%	9.63%
Since 8/24/92	[3]	261.43%	313.30%
Average Annual Returns Through April 30, 2006 1

One Year		-2.74%	15.42%
Three Years		-2.16%	14.67%
Five Years		-0.72%	2.68%
Ten Years		7.12%	8.92%
Since 8/24/92	[3]	9.84%	10.92%
Common Stock Sold Short 53.95% Short-term investments and Other Net Assets 1.75% Common Stock Owned 44.30% October 31, 2005 Common Stock Sold Short 40.31% Short-term investments and Other Net Assets 6.43% Common Stock Owned 53.26% April 30, 2006
Net Asset Allocation

October 31, 2005	April 30, 2006

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional performance disclosure on page 3.

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctuate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $25,000 Investment
August 24, 1992 through April 30, 2006
$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 100,000 110,000 120,000 130,000 8/24/1992 10/30/1992 1/29/1993 4/30/1993 7/30/1993 10/29/1993 1/31/1994 4/29/1994 7/29/1994 10/31/1994 1/31/1995 4/28/1995 7/31/1995 10/31/1995 1/31/1996 4/30/1996 7/31/1996 10/31/1996 1/31/1997 4/30/1997 7/31/1997 10/31/1997 1/31/1998 4/30/1998 7/31/1998 10/31/1998 1/31/1999 4/30/1999 7/31/1999 10/31/1999 1/31/2000 4/30/2000 7/31/2000 10/31/2000 1/31/2001 4/30/2001 7/31/2001 10/31/2001 1/31/2002 4/30/2002 7/31/2002 10/31/2002 1/31/2003 4/30/2003 7/31/2003 10/31/2003 1/31/2004 4/30/2004 7/31/2004 10/31/2004 1/31/2005 4/30/2005 7/31/2005 10/31/2005 1/31/2006 4/30/2006 C&O Market Opportunity Fund S&P 500 with Income Index April 30, 2006 Ending Values C&O Market Opportunity Fund: $90,358 S&P 500 with Income Index: $103,326
Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fundshares. See additional disclosure on page 4.
-50 -40 -30 -20 -10 0 10 20 30 40 50 60 -50 -40 -30 -20 -10 0 10 20 30 40 50 60 Total Equity Investment Position (Longs Plus Shorts) 72 76 80 84 88 92 96 100 104 72 76 80 84 88 92 96 100 104 Net Equity Investment Position (Longs Minus Shorts) -25 -20 -15 -10 -5 10 15 20 25 30 35 -25 -20 -15 -10 -5 10 15 20 25 30 35 Caldwell & Orkin Market Opportunity Mutual Fund Equity Investment Position Readings Above Zero Indicate Percent Long Position -— Below Zero For Percent Short Position MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
We believe it is important for you to understand the impact of fees and expenses on your investment in the Caldwell & Orkin Market Opportunity Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, dividend expenses on securities sold short, and other Fund expenses (“operating expenses”). All mutual funds have operating expenses. Operating expenses are deducted from a fund’s gross income, and directly reduce the investment return of the Fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, November 1, 2005 through April 30, 2006. The table below illustrates the Fund’s expenses in two ways:
Based on Actual Fund Returns
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Based on a Hypothetical 5% Return for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning Account	Ending Account	Expense	During Period *
	Value 11/1/2005	Value 4/30/2006	Ratio	11/1/2005-4/30/2006
Actual Fund Return	$1,000.00	$969.80	2.05%	$10.01

Hypothetical 5% Annual Return before expenses	$1,000.00	$1,014.63	2.05%	$10.24

*	Expenses are equal to the Fund’s annualized expense ratio of 2.05%, multiplied by the average account value over the period, multiplied by 181, and divided by 365 (to reflect the one-half year period).

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
PORTFOLIO HOLDINGS SECTOR DIVERSIFICATION — April 30, 2006
The following table presents the Caldwell & Orkin Market Opportunity Fund’s 4/30/2006 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total (a)	Net (b)
Diversified Operations	4.00%		4.00%	4.00%
Medical — Ethical Drugs	3.58%		3.58%	3.58%
Medical — Biomed / Biotech	4.02%	-0.63%	4.65%	3.39%
Household — Appliances	3.04%		3.04%	3.04%
Computer — Networking	2.49%		2.49%	2.49%
Apparel — Clothing Manufacturing	2.31%		2.31%	2.31%
Medical — Nursing Homes	2.09%		2.09%	2.09%
Machinery — Construction / Mining	2.02%		2.02%	2.02%
Metal Ores	1.97%		1.97%	1.97%
Computer — Manufacturers	1.96%		1.96%	1.96%
Retail — Clothing / Shoe	2.97%	-1.40%	4.37%	1.57%
Energy — Other	1.52%		1.52%	1.52%
Pollution Control — Services	1.32%		1.32%	1.32%
Machinery — Tools & Related	1.27%		1.27%	1.27%
Chinese Stocks	1.24%		1.24%	1.24%
Aerospace / Defense Equipment	1.17%		1.17%	1.17%
Household — Housewares	1.13%		1.13%	1.13%
Transportation — Airline	1.12%		1.12%	1.12%
Banks — Money Center	1.02%		1.02%	1.02%
Electronic — Misc Products	1.02%		1.02%	1.02%
Telecom — Fiber Optics	0.97%		0.97%	0.97%
Oil & Gas — Field Services	0.84%		0.84%	0.84%
Oil & Gas — Drilling	0.77%		0.77%	0.77%
Electronic — Component / Connector	0.71%		0.71%	0.71%
Japanese Stocks	0.66%		0.66%	0.66%
Telecom — Services	0.61%		0.61%	0.61%
Food — Misc Preparation	0.58%		0.58%	0.58%
Electronic — Parts Distributors	0.54%		0.54%	0.54%
Tobacco	0.54%		0.54%	0.54%
Media — Diversified	0.47%		0.47%	0.47%
Medical — Genetics	0.40%		0.40%	0.40%
Telecom — Wireless Equipment	1.37%	-1.03%	2.40%	0.34%
Electronic — Semiconductor Manufacturing	1.57%	-1.42%	2.99%	0.15%
Telecom — Equipment	0.89%	-1.11%	2.00%	-0.22%
Commercial Services — Advertising	0.45%	-0.74%	1.19%	-0.29%
Insurance — Property / Casualty / Title		-0.34%	0.34%	-0.34%
Medical — Outpatient / Home Care		-0.34%	0.34%	-0.34%
Internet — E-Commerce		-0.49%	0.49%	-0.49%
Retail — Major Discount Chains		-0.50%	0.50%	-0.50%
Medical — Systems / Equipment	0.63%	-1.15%	1.78%	-0.52%
Consumer Products — Misc		-0.60%	0.60%	-0.60%
Banks — Southeast		-0.76%	0.76%	-0.76%
Leisure — Toys / Games / Hobby		-0.83%	0.83%	-0.83%
Medical / Dental — Services		-0.92%	0.92%	-0.92%
Retail — Restaurants		-1.00%	1.00%	-1.00%
Finance- Savings & Loan		-1.40%	1.40%	-1.40%
Building — Construction Products / Misc		-1.41%	1.41%	-1.41%
Computer Software — Enterprise		-1.57%	1.57%	-1.57%
Leisure — Products		-2.02%	2.02%	-2.02%
Finance — REIT		-3.49%	3.49%	-3.49%
Building — Residential / Commercial		-4.94%	4.94%	-4.94%
Finance — Mortgage & Related Services		-5.62%	5.62%	-5.62%
Exchange-Traded Funds		-6.60%	6.60%	-6.60%

Subtotal Equities	53.26%	-40.31%	93.57%	12.95%

Other Assets Less Liabilities	6.43%		6.43%

Total Portfolio Holdings	59.69%	-40.31%	100.00%

(a)	Total exposure is Long exposure plus the absolute value of the Short exposure.

(b)	Net exposure is Long exposure less Short exposure.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS

			Market
April 30, 2006		Shares	Value
COMMON STOCKS (LONG POSITIONS)	53.26%

Aerospace / Defense Equipment	1.17%
Hexcel Corp *		81,400	$1,798,126

Apparel — Clothing Manufacturing	2.31%
Tommy Hilfiger Corp *		212,600	3,539,790

Banks — Money Center	1.02%
Mitsubishi UFJ Financial ADS		99,400	1,556,604

Chinese Stocks	1.24%
iShares FTSE/Xinhua China		24,200	1,900,910

Commercial Services — Advertising	0.45%
Lamar Advertising Co *		12,400	681,876

Computer — Manufacturers	1.96%
Hewlett-Packard Co		92,500	3,003,475

Computer — Networking	2.49%
3Com Corp *		225,900	1,217,601
Foundry Networks Inc *		182,700	2,596,167

			3,813,768

Diversified Operations	4.00%
3M Company		19,800	1,691,514
Harsco Corp		25,900	2,158,765
Honeywell Intl Inc		53,600	2,278,000

			6,128,279

Electronic — Component / Connector	0.71%
Thomas & Betts Corp *		19,200	1,093,440

Electronic — Misc Products	1.02%
Corning Inc *		56,500	1,561,095
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2006		Shares	Value
Electronic — Parts Distributors	0.54%
WESCO International Inc *		11,000	$825,000

Electronic — Semiconductor Manufacturing	1.57%
ANADIGICS Inc *		77,600	694,520
RF Micro Devices Inc *		183,700	1,708,410

			2,402,930

Energy — Other	1.52%
Covanta Holding Corp *		139,400	2,325,192

Food — Misc Preparation	0.58%
PepsiCo Inc		15,300	891,072

Household — Appliances	3.04%
TurboChef Technologies *		363,500	4,652,800

Household — Housewares	1.13%
Newell Rubbermaid Inc		63,200	1,732,944

Japanese Stocks	0.66%
iShares MSCI — Japan		67,800	1,005,474

Machinery — Construction / Mining	2.02%
Caterpillar Inc		40,900	3,097,766

Machinery — Tools & Related	1.27%
Flow International Corp *		143,600	1,941,472

Media — Diversified	0.47%
CBS Corp Cl B		28,000	713,160

Medical — Biomed / Biotech	4.02%
Nektar Therapeutics *		105,000	2,258,550
OSI Pharmaceuticals *		62,600	1,663,282
Tanox Inc *		138,700	2,231,683

			6,153,515
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2006		Shares	Value
Medical — Ethical Drugs	3.58%
Connetics Corporation *		119,400	$1,808,910
MGI Pharma Inc *		196,700	3,674,356

			5,483,266

Medical — Genetics	0.40%
ZymoGenetics Inc *		30,000	614,100

Medical — Nursing Homes	2.09%
Brookdale Senior Living		41,400	1,574,856
Sunrise Senior Living *		43,900	1,633,080

			3,207,936

Medical — Systems / Equipment	0.63%
Varian Medical Systems *		18,500	969,030

Metal Ores	1.97%
North American Palladium *		127,700	1,409,808
Stillwater Mining Co *		94,400	1,601,968

			3,011,776

Oil & Gas — Drilling	0.77%
Bronco Drilling Co Inc *		43,900	1,185,739

Oil & Gas — Field Services	0.84%
Matrix Service Co *		112,700	1,285,907

Pollution Control — Services	1.32%
Republic Services Inc		45,800	2,015,658

Retail — Clothing / Shoe	2.97%
American Eagle Outfitters		63,900	2,070,360
Cache Inc *		48,400	961,708
The Wet Seal Inc *		262,700	1,510,525

			4,542,593

Telecom — Equipment	0.89%
Harmonic Inc *		253,300	1,355,155
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2006		Shares	Value
Telecom — Fiber Optics	0.97%
JDS Uniphase Corp *		425,000	$1,483,250

Telecom — Services	0.61%
Verizon Communications		28,400	938,052

Telecom — Wireless Equipment
Powerwave Tech Inc*	1.37%	77,800	867,470
QUALCOMM Inc		12,300	631,482
Stratex Networks Inc*		95,200	600,712

			2,099,664

Tobacco	0.54%
Altria Group Inc		11,400	834,024

Transportation — Airline	1.12%
GOL Linhas Aereas Inteligentes SA		46,200	1,712,634

Total Common Stocks (Held Long)	53.26%		$81,557,472

(Cost $77,643,210)

Money Market Fund	47.38%
JP Morgan U.S. Treasury Plus Money Market Fund **			$72,554,737

Total Money Market Fund	47.38%		$72,554,737

(Cost $72,554,737)

Total Investment in Securities
(Cost $150,197,947)	100.64%		$154,112,209
Other Assets Less Liabilities	(0.64)%		(984,998)

Total Net Assets	100.00%		$153,127,211

*	Non-income producing security

**	A portion of the Money Market Fund assets are held as collateral for short sales activity.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2006		Shares	Value

COMMON STOCKS (SHORT POSITIONS)	(40.31)%

Banks — Southeast	(0.76)%
First BanCorp Inc		(109,300)	$(1,158,580)

Building — Construction Products / Misc	(1.41)%
Mohawk Industries Inc *		(27,000)	(2,162,700)

Building — Residential / Commercial	(4.94)%
KB Home		(44,800)	(2,758,336)
Standard Pacific Corp		(72,800)	(2,308,488)
Toll Brothers Inc *		(28,700)	(922,705)
WCI Communities Inc *		(61,600)	(1,578,808)

			(7,568,337)

Commercial Services — Advertising	(0.74)%
Catalina Marketing Corp		(25,600)	(606,208)
Resources Connection Inc *		(19,500)	(524,550)

			(1,130,758)

Computer Software — Enterprise	(1.57)%
BMC Software Inc *		(111,600)	(2,403,864)

Consumer Products — Misc	(0.60)%
Energizer Holdings Inc *		(17,900)	(915,585)

Electronic — Semiconductor Manufacturing	(1.42)%
Advanced Micro Devices *		(67,300)	(2,177,155)

Exchange—Traded Funds	(6.60)%
iShares Russell 2000 Index Trust		(20,700)	(1,574,442)
NASDAQ-100 Shares		(56,600)	(2,368,144)
S&P 500 Depositary Receipt		(46,900)	(6,157,970)

			(10,100,556)

Finance — Mortgage & Related Services	(5.62)%
Doral Financial Corp		(373,400)	(2,953,594)
Fremont General Corp		(125,600)	(2,793,344)
Saxon Capital Inc		(247,500)	(2,853,675)

			(8,600,613)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

April 30, 2006		Shares	Market Value

Finance — REIT	(3.49)%
Friedman Billings Ramsey Group A		(220,500)	$(2,383,605)
Impac Mortgage Holdings Inc		(312,300)	(2,966,850)

			(5,350,455)

Finance — Savings & Loan	(1.40)%
FirstFed Financial Corp *		(6,700)	(421,363)
Flagstar Bancorp Inc		(107,300)	(1,716,800)

			(2,138,163)

Insurance — Property / Casualty / Title	(0.34)%
MGIC Investment Corp		(7,300)	(516,110)

Internet — E-Commerce	(0.49)%
Amazon.com Inc *		(21,500)	(757,015)

Leisure — Products	(2.02)%
Harley Davidson Inc		(26,600)	(1,352,344)
Polaris Industries Inc		(36,500)	(1,748,350)

			(3,100,694)

Leisure — Toys / Games / Hobby	(0.83)%
Leapfrog Enterprises A *		(121,000)	(1,270,500)

Medical — Biomed / Biotech	(0.63)%
Momenta Pharmaceuticals *		(57,200)	(967,252)

Medical — Outpatient / Home Care	(0.34)%
Gentiva Health Services Inc *		(30,500)	(516,670)

Medical — Systems / Equipment	(1.15)%
IntraLase Corp *		(82,400)	(1,769,952)

Medical / Dental — Services	(0.92)%
Caremark RX Inc		(17,100)	(778,905)
Express Scripts Inc *		(8,000)	(625,120)

			(1,404,025)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2006		Shares	Value
Retail — Clothing / Shoe	(1.40)%
Urban Outfitters Inc *		(92,400)	$(2,143,680)

Retail — Major Discount Chains	(0.50)%
Big Lots Inc *		(52,800)	(762,960)

Retail — Restaurants	(1.00)%
Darden Restaurants Inc		(38,900)	(1,540,440)

Telecom — Equipment	(1.11)%
Tekelec *		(118,700)	(1,695,036)

Telecom — Wireless Equipment	(1.03)%
Research In Motion Ltd *		(20,600)	(1,578,578)

Total Securities Sold Short	(40.31)%		$(61,729,678)

(Proceeds $64,923,649)

*	Non-income producing security
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006

ASSETS
Investments, at value (cost $150,197,947)	$154,112,209
Deposits with brokers for securities sold short	63,007,013
Receivables:
Investment securities sold	15,522,929
Interest and dividends	362,503
Capital shares sold	17,630

Total Assets	233,022,284

LIABILITIES
Securities sold short, not yet purchased (proceeds $64,923,649)	61,729,678
Payables
Investment securities purchased	17,875,862
Capital shares redeemed	138,517
Investment advisory fee	111,675
Dividends payable	11,315
Accrued expenses and other	28,026

Total Liabilities	79,895,073

Total Net Assets	$153,127,211

NET ASSETS
Undistributed net investment income	$963,561
Accumulated net realized loss on investments	(31,481,834)
Net unrealized appreciation of investments	7,108,233
Paid-in capital applicable to 9,176,231 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	176,537,251

$153,127,211

NET ASSET VALUE AND OFFERING / REDEMPTION PRICE PER SHARE	$16.69

NET ASSET VALUE PER SHARE NET OF 2% REDEMPTION FEE *	$16.36

*	A redemption fee of 2% is assessed on the sale of shares held less than six months.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the year ended April 30, 2006

INVESTMENT INCOME
Interest	$5,621,283
Dividends	821,811

Total investment income	6,443,094

EXPENSES
Investment advisory fees (Note 2)	1,543,810
Dividend expense on securities sold short	1,756,096
Accounting fees	83,131
Professional fees	77,808
Directors’ fees and expenses	71,463
Insurance expense	41,434
Transfer agent fees	35,127
Blue sky servicing fees	28,828
Custodian fees	26,580
Shareholder report printing	17,742
Dues and subscriptions	8,965
Compliance fees	6,689
Administrative fees	4,633

Total expenses	3,702,306

Net investment income	2,740,788

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	6,827,581
Net realized loss on securities sold short	(10,934,376)
Change in unrealized appreciation on investments	1,671,534
Change in unrealized appreciation / (depreciation) on securities sold short	(5,543,948)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(7,979,209)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,238,421)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2006	April 30, 2005
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income	$2,740,788	$178,855
Net realized loss from investments	(4,106,795)	(2,088,601)
Net change unrealized appreciation (depreciation) on investments	(3,872,414)	894,125

Net decrease in net assets resulting from operations	(5,238,421)	(1,015,621)

Distributions to shareholders
Net investment income	(1,956,082)	—

Net distributions to shareholders	(1,956,082)	—

Capital share transactions
Net proceeds from sale of shares	37,506,251	58,974,413
Reinvested distributions	1,806,635	—
Cost of shares redeemed	(86,294,150)	(86,670,036)
Redemption fee proceeds	46,767	18,121

Net decrease in net assets resulting from capital share transactions	(46,934,497)	(27,677,502)

DECREASE IN NET ASSETS	(54,129,000)	(28,693,123)

Net Assets
Beginning of year	207,256,211	235,949,334

End of year (including undistributed net investment income of $963,561 and $178,855, respectively)	$153,127,211	$207,256,211

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

	Years Ended April 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$17.35	$17.38	$18.02	$18.61	$20.86

Income (loss) from investment operations
Net investment income (loss)	0.28	0.01	(0.10)	(0.01)	0.25
Net realized and unrealized gain (loss) on investments	(0.76)	(0.04)	(0.54)	0.24	0.16

Total from investment operations	(0.48)	(0.03)	(0.64)	0.23	0.41

Less distributions
From net investment income	(0.19)	0.00	0.00	(0.04)	(1.18)
From net realized gain on investments	0.00	0.00	0.00	(0.78)	(1.48)

Total distributions	(0.19)	0.00	0.00	(0.82)	(2.66)

Redemption fee proceeds	0.01	0.00	0.00	0.00	0.00

Net asset value, end of year	$16.69	$17.35	$17.38	$18.02	$18.61

Total Return	-2.74%	-0.17%	-3.55%	1.12%	1.88%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$153,127	$207,256	$235,949	$297,893	$249,613

Ratios to average net assets:
Management fees	0.86%	0.83%	0.81%	0.80%	0.82%

Administrative expenses	0.22%	0.21%	0.16%	0.12%	0.09%

Expenses before dividends on securities sold short	1.08%	1.04%	0.97%	0.92%	0.91%

Expenses from dividends sold short	0.97%	0.75%	0.47%	0.49%	0.31%

Total expenses	2.05%	1.79%	1.44%	1.41%	1.22%

Net investment income (loss)	1.52%	0.08%	-0.48%	-0.06%	1.18%

Portfolio turnover	459%	414%	611%	915%	451%
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS

April 30, 2006
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Securities Valuation
Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, the last bid price is used for a value instead. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.
Share Valuation
The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.
Securities Transactions And Related Investment Income
Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.
Cash
The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
April 30, 2006
Income Taxes
The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.
At April 30, 2006, the Caldwell & Orkin Market Opportunity Fund had a net capital loss carryforward of $26,128,760, of which $22,081,637 expires in 2011 and $4,047,123 expires 2014. This amount will be available to offset like amounts of any future taxable gains through the respective expiration periods. At April 30, 2006, the Fund deferred, on a tax basis, post-October losses of $2,835,450, which will be recognized in the following year.
For the year ended April 30, 2006, the Fund made a distribution of $0.1874 per share from ordinary income. No distribution was made from capital gains.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
2.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million
For the year ended April 30, 2006, the Fund incurred $1,543,810 in Advisory fees.

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the year ended April 30, 2006.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
April 30, 2006
The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Fund Services, Inc. (the Fund’s transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.
3.	INVESTMENT PORTFOLIO TRANSACTIONS
Investment Purchases and Sales
For the year ended April 30, 2006, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $417,905,852 and $433,709,730 respectively.
Short Sales and Segregated Cash
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.
The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.
All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments.
The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.
The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2006, the Fund had 40% of its total net assets in short positions.
For the year ended April 30, 2006, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $463,739,178 and $398,917,718, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
April 30, 2006
4.	DISTRIBUTIONS TO SHAREHOLDERS
On December 15, 2005, a distribution of $0.1874 per share was declared. The dividend was paid on December 16, 2005, to shareholders of record on December 15, 2005. The distribution was paid from ordinary income. No distributions were made for the year ended April 30, 2005.

As of April 30, 2006, the components of distributable earnings on a tax basis were as follows:

Cost of investments (long positions)	$152,715,571
Cost of investments (short positions)	(64,923,649)

Total cost of investments	$87,791,922

Gross tax unrealized appreciation	$7,374,436
Gross tax unrealized depreciation	(2,783,827)

Net tax unrealized appreciation	4,590,609

Undistributed ordinary income	963,561

Total distributable earnings	963,561

Capital loss carryforward	(26,128,760)

Post-October losses	(2,835,450)

Total accumulated earnings/(losses)	$(23,410,040)

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.
5.	CAPITAL SHARE TRANSACTIONS
Capital share transactions were as follows:

	Year ended	Year ended
	April 30, 2006	April 30, 2005
Shares sold	2,200,935	3,416,186
Shares reinvested	106,775	—
Shares reacquired	(5,073,852)	(5,051,176)

Net increase (decrease) in shares outstanding	(2,766,142)	(1,634,990)

6.	RELATED PARTY TRANSACTIONS
As of April 30, 2006, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.37% and 2.91%, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Caldwell & Orkin Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Caldwell & Orkin Market Opportunity Fund, a series of Caldwell & Orkin Funds, Inc., as of April 30, 2006 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Caldwell & Orkin Market Opportunity Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 7, 2006

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)
Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2006 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 6200 The Corners Parkway, Suite 150, Norcross, GA 30092.

Number of
	Term of		Funds in
	Office and		Fund	Other
Name, (Age) and	Length of		Complex	Directorships
Position(s)	Time	Principal Occupation(s) During	Overseen by	Held by
Held with Fund	Served (1)	Past Five Years	Director	Director
DISINTERESTED DIRECTORS

Frederick T. Blumer (47)	Since 1990	Mr. Blumer is the CEO of X-spand	One	None
Chairman		International, Inc., and was formerly
the President of IN ZONE Brands
International, Inc.

David L. Eager (63)	Since 1992	Mr. Eager is a Partner at Eager,	One	Veracity
Director		Davis & Holmes LLC, and was		Mutual Fund
formerly Director for Product
Development for Driehaus Capital
Management and a Global Partner
with William M. Mercer, Inc.

Henry H. Porter, Jr. (71)	Since 1990	Mr. Porter is a private investor.	One	SEI
Director				Investments
Company

Harry P. Taylor (45)	Since 2006	Mr. Taylor is the Senior VP – Finance	One	None
for The Home Depot, and was
formerly VP – Customer Strategy for
PepsiCo Inc.

James L. Underwood (55)	Since 2006	Mr. Underwood is the President of	One	None
Tarpley & Underwood, P.C. and
Tarpley & Underwood Financial
Advisors LLC.
INTERESTED DIRECTOR

Michael B. Orkin (46) (2)	Since 1990	Mr. Orkin is the CEO and sole	One	None
Director, President, Portfolio		shareholder of Caldwell & Orkin, Inc.,
Manager		of which the Adviser is a wholly-
owned subsidiary. Mr. Orkin has
been a portfolio manager at Caldwell
& Orkin, Inc. since 1985, and is a
Chartered Financial Analyst.

OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel (29) (3)	Since 2006	Mr. Bockel is an Analyst and Trader for	N/A	None
Secretary & Ass’t Treasurer		Caldwell & Orkin, Inc.

William C. Horne (48)		Mr. Horne is the Director of Client	N/A	None
Chief Compliance Officer &	Since 2004	Services and Chief Compliance Officer
Treasurer (3)	Since 2006	of Caldwell & Orkin, Inc.

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

3	Appointment made at the June 21, 2006 Board of Directors meeting.

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CALDWELL & ORKIN MARKET OPPORTUNITY FUND

BOARD OF DIRECTORS	CUSTODIAN
Frederick T. Blumer, Independent Chairman	Bank One Trust Company, N.A.
Michael B. Orkin, President	1111 Polaris Parkway, Suite 2N
David L. Eager	Columbus, OH 43240
Henry H. Porter, Jr.
Harry P. Taylor	INDEPENDENT REGISTERED
James L. Underwood	PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
INVESTMENT ADVISER	1818 Market Street, Suite 2400
C&O Funds Advisor, Inc.	Philadelphia, PA 19103-3638
6200 The Corners Parkway, Suite 150
Norcross, GA 30092	LEGAL COUNSEL
Kilpatrick Stockton LLP
DISTRIBUTOR	1100 Peachtree Street, Suite 2800
IFS Fund Distributors, Inc.	Atlanta, GA 30309-4530
303 Broadway, Suite 1100
Cincinnati, OH 45202	INDEPENDENT DIRECTORS COUNSEL
Arnall Golden Gregory LLP
TRANSFER, REDEMPTION &	171 17th Street, NW
DIVIDEND DISBURSING AGENT	Suite 2100
Integrated Fund Services, Inc.	Atlanta, GA 30363
303 Broadway, Suite 1100
Cincinnati, OH 45202
The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2006. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.
Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics — A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule — The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Fund Information — For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.caldwellorkin.com. For information about a specific Fund account, please call Shareholder Services at (800) 467-7903.
Fund Listings — The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.
Caldwell & Orkin Market Opportunity Fund
6200 The Corners Parkway, Suite 150, Norcross, GA 30092
E-mail: COFunds@CaldwellOrkin.com

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).
(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.
(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.
(d) Not Applicable.
(e) Not Applicable.
(f) A copy of the registrant’s Code of Ethics is filed as an exhibit hereto pursuant to Item 11(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.
(a)(2) Not applicable.
(a)(3) At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $20,500 for the fiscal year ended April 30, 2005 and $21,300 for the fiscal year ended April 30, 2006.
(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in the fiscal year ended April 30, 2005 and $0 in the fiscal year ended April 30, 2006.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,000 in the fiscal year ended April 30, 2005 and $2,000 in the fiscal year ended April 30, 2006.
(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the fiscal year ended April 30, 2005, and $1,000 in the fiscal year ended April 30, 2006 for a cursory review of the October 31, 2004 semi-annual report.
(e) Audit Committee Pre-Approval Processes: The registrant’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.
(f) Not applicable
(g) $0 in non-audit fees were billed to the registrant during the year ended April 30, 2005, and $1,000 in non-audit fees were billed to the registrant during the year ended April 30, 2006 for a cursory review of the October 31, 2004 semi-annual report.
(h) No such services were rendered during the fiscal year ended April 30, 2005 and the fiscal year ended April 30, 2006.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls And Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALDWELL & ORKIN FUNDS, INC.
By:	/s/ Michael B. Orkin
Michael B. Orkin, President
Date: July 7, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin
Michael B. Orkin, President
Date: July 7, 2006

By:	/s/ William C. Horne
William C. Horne, Treasurer
Date: July 7, 2006